UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 17, 2022

Avon Products, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New York	1-4881	13-0544597
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Nunn Mills Road, Northampton NN1 5PA United Kingdom
(Address of Principal Executive Offices)

+44-1904-232425
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	None	None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

In order to refinance the 2023 Notes (as defined below), on May 17, 2022 Avon Products, Inc. (“Avon”) and its subsidiary Avon Cosmetics Limited (“Avon Cosmetics”) entered into the following agreements with Natura &Co UK Holdings Plc (“Natura UK”), a subsidiary of Avon’s parent company, Natura &Co Holding S.A. (the “Natura Promissory Notes”):

(1) Avon issued a US$405,000,000 promissory note to Natura UK. This promissory note accrues interest at a rate equal to 6.71% per annum and matures on May 17, 2029; and

(2) Avon Cosmetics issued a US$215,000,000 promissory note to Natura UK. This promissory note accrues interest at a rate equal to 6.71% per annum and matures on May 17, 2029.

The foregoing description of the Natura Promissory Notes does not purport to be complete and is qualified in its entirety by reference to the Natura Promissory Notes, attached hereto as Exhibits 4.1 and 4.2, and incorporated herein by reference.

ITEM 8.01. OTHER EVENTS

On May 20, 2022, Avon redeemed in full its 5.000% Senior Notes due 2023 (the “2023 Notes”) in an aggregate principal amount of US$461,883,000 in accordance with the terms of that certain indenture dated as of February 27, 2008 between Avon and Deutsche Bank Trust Company Americas, as Trustee (the “Original Indenture”), as amended and supplemented by the seventh supplemental indenture dated March 12, 2013 (the “Seventh Supplemental Indenture”), and as further amended and supplemented by the eleventh supplemental indenture dated as of January 21, 2021 (the “Eleventh Supplemental Indenture,” and together with the Original Indenture and the Seventh Supplemental Indenture, the “Indenture”). The redemption price was calculated in accordance with the terms of the 2023 Notes and the Indenture.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

Exhibit 4.1	Promissory Note dated as of May 17, 2022 between Avon Products, Inc. and Natura &Co UK Holdings Plc
Exhibit 4.2	Promissory Note dated as of May 17, 2022 between Avon Cosmetics Limited and Natura &Co UK Holdings Plc

Exhibit 104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2022

AVON PRODUCTS, INC.

By:	/s/ Ginny Edwards
Name: Ginny Edwards
Title: VP, General Counsel and Corporate Secretary